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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  ---------

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                       Date of Report: February 9, 1994

              Date of earliest event reported: February 7, 1994


                            CPC International Inc.
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    Delaware                  1-4199                     36-2385545
    ---------------------------------------------------------------
    (State or other      (Commission File          (I.R.S. Employer
    jurisdiction of          Number)               identification
    incorporation)                                     Number)


    International Plaza, P.O. Box 8000,
    Englewood Cliffs, New Jersey                              07632
    ---------------------------------------------------------------
    (Address of principal executive offices)             (Zip Code)



                                (201) 894-4000
        ---------------------------------------------------------------
             (Registrant's telephone number, including area code)




                              Page 1 of 10 Pages
                             Exhibit Index on Page
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Item 5.   Other Events

  On February 7, 1994, the registrant released its 1993 earnings report. A true copy of the press release dated February 7, 1994 describing the above is attached as Exhibit 99 hereto.




Item 7.   Financial Statements and Exhibits

(c)  Exhibits.
     Exhibit 99 Reference is made to Item 5 regarding the exhibit annexed hereto and made a part hereof.






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                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  CPC International Inc.


                                  By    /S/ Clifford B. Storms
                                      ----------------------------
                                      Name:  Clifford B. Storms
                                      Title: Senior Vice President
                                             and General Counsel




Date:  February 9, 1994





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                                 Exhibit Index




   Exhibit No.                                         Page Number
   -----------                                         -----------
    99      Press release dated February 7, 1994          5-8





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